MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b)
of the Pooling and Servicing Agreement

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD AFFINITY FUNDING CORPORATION
HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1998-1

1.This Certificate relates to the Distribution Date occurring on November 15, 2000.
2.Trust Information.
(a)The aggregate amount of Collections processed for the Due Period
preceding such Distribution Date was equal to .................................................................................	$2,083,777,324.81
(b)The aggregate amount of such Collections with respect to Principal
Receivables for the Due Period preceding such Distribution Date was
equal to .............................................................................................................................................................	$1,959,592,412.87
(i)The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ], is ..............	31.40%
(c)The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding
such Distribution Date was equal to .....................................................................................................	$124,184,911.94
(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is ......................................	22.40%
(ii)The amount of such aggregate with respect to Finance Charge was equal to	$73,954,522.40
(iii)The amount of such aggregate with respect to Fees was equal to ...	$19,232,636.81
(iv)The amount of such aggregate with respect to Interchange was equal to ..	$28,422,418.73
(v)The amount of such aggregate with respect to Other Recoveries was equal to ..	$463,560.00
(vi)The amount of such aggregate with respect to Principal Recoveries was equal to ..	$2,111,774.00
(d)The Gross Defaulted Amount for the preceding Due Period is ...............................................................	$29,451,318.68
(i)The annualized default rate, (d) *12 / (f), is ............................................	5.41%
(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is ............................................	5.02%
(e)The Portfolio Yield for such Distribution Date ...............................................................................	17.39%
(f)The total amount of Principal Receivables in the Trust at the beginning
of the preceding Due Period is equal to .............................................................................................	$6,538,502,718.34
(g)The total amount of Principal Receivables as of the last day of the
immediately preceding Due Period is .................................................................................................	$6,513,025,256.22
(h)The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the
amount in clause (g) divided by 2) is equal to ...................................................................................	$6,525,763,987.28
(i)The total amount of Finance Charge and Administrative Receivables in the
Trust as of the last day of the immediately preceding Due Period is .....................................	$147,673,094.01
(j)The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to ........................	$192,671,522.21
(k)The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to ........................	$75,118,988.79
(l)The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to ........................	$156,859,969.81
(m)The aggregate amount of Trust Excess Principal Collections for such
Distribution Date is................................................................................	$1,194,878,523.68
(n)The aggregate amount of Principal Shortfalls for such Distribution Date is ......................	$253,441,092.79
3.Group Three Information
(a)The Average Rate for Group Three (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
rate agreements, if any ) is equal to ..................................................................................................	6.82%
(b)Group Three Total Investor Collections is equal to .......................................................................	$309,175,966.65
(c)Group Three Investor Principal Collections is equal to ...............................................................	$290,750,298.17
(d)Group Three Investor Finance Charge and Administrative Collections is equal to ...........	$18,425,668.48
(e)Group Three Investor Additional Amounts is equal to ...................................................................	$0.00
(f)Group Three Investor Default Amount is equal to ...........................................................................	$4,369,775.89
(g)Group Three Investor Monthly Fees is equal to ................................................................................	$1,616,893.73
(h)Group Three Investor Monthly Interest is equal to ...........................................................................	$5,515,308.46
4.Series 1998-1 Information
(a)The Series Adjusted Portfolio Yield for the Due Period preceding such
Distribution Date was equal to ..............................................................................................................	17.39%
(b)The Series 1998-1 Allocation Percentage with respect to the Due
Period preceding such Distribution Date was equal to ...............................................................	17.03%
(c)The Floating Allocation Percentage for the Due Period preceding such
Distribution Date was equal to ...............................................................................................................	87.13%
(d)The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to .........................................................................................................	$18,425,668.48
(e)The Floating Allocation Percentage of Series Allocable Finance
Charge and Administrative Collections for the Due Period preceding
such Distribution Date is equal to........................................................................................................	$18,425,668.48
(f)Class A Invested Amount ......................................................................................................................	$844,000,000.00
(g)The Class A Invested Percentage with respect to the Due Period
preceding such Distribution Date was equal to ...............................................................................	87.00%
(h)The Class A Invested Percentage of the amount set forth in Item 4(d)
above was equal to ....................................................................................................................................	$16,029,979.67
(i)The amount of Class A Monthly Interest for such Distribution Date is
equal to.............................................................................................................................................................	$4,740,466.67
(j)The amount of any Class A Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to .......................................................................	$0.00
(k)The amount of Class A Additional Interest for such Distribution Date
is equal to ........................................................................................................................................................	$0.00
(l)The amount of any Class A Additional Interest previously due but not
distributed on a prior Distribution Date is equal to........................................................................	$0.00
(m)The Class A Investor Default Amount for such Distribution Date is
equal to ...........................................................................................................................................................	$3,801,621.57
(n)The Allocable Servicing Fee for such Distribution Date is equal to.......................................	$1,616,893.73
(o)The Class A Required Amount, if any, with respect to such
Distribution Date is equal to................................................................................................................	$0.00
(p)Class B Invested Amount .......................................................................................................................	$46,100,000.00
(q)The Class B Invested Percentage for the Due Period preceding such
Distribution Date was equal to..............................................................................................................	4.75%
(r)The Class B Invested Percentage of the amount set forth in Item 4(d)
above is equal to...........................................................................................................................................	$875,571.16
(s)The amount of Class B Monthly Interest for such Distribution Date is
equal to.............................................................................................................................................................	$266,611.67
(t)The amount of any Class B Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to..........................................................................	$0.00
(u)The amount of Class B Additional Interest for such Distribution Date
is equal to.......................................................................................................................................................	$0.00
(v)The amount of any Class B Additional Interest previously due but not
distributed on a prior Distribution Date is equal to.........................................................................	$0.00
(w)Class B Investor Default Amount for such Distribution Date is equal
to......................................................................................................................................................................	$207,647.81
(x)The Collateral Invested Percentage of the amount set forth in Item 4(d)
above is equal to............................................................................................................................................	$1,520,117.65
(y)The Series 1998-1 Principal Shortfall for such Distribution Date is
equal to...........................................................................................................................................................	$0.00
(z)The Series 1998-1 Excess Principal Collections is equal to.........................................................	$0.00
(aa)The amount of Excess Finance Charge and Administrative Collections
with respect to such Distribution Date is equal to..........................................................................	$8,000,074.84
(bb)The amount of Excess Finance Charge and Administrative Collections
referred to in Item 4(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:
(i)to fund the Class A Required Amount, if any, with
respect to such Distribution Date.................................................	$0.00
(ii)to reimburse Class A Investor Charge-Offs.........................	$0.00
(iii)to pay current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount ....................................................................	$0.00
(iv)to fund the Class B Investor Default Amount with
respect to such Distribution Date..................................................	$207,647.81
(v)to reimburse certain previous reductions in the Class B
Invested Amount ............................................................................	$0.00
(vi)to pay the Collateral Monthly Interest for such Distribution
Date equal to......................................................................	$508,230.12
(vii)to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i) above...................................................	$0.00
(viii)to fund the Collateral Investor Default Amount with
respect to such Distribution Date..................................................	$360,506.51
(ix)to reimburse certain previous reductions in the Collateral
Invested Amount ............................................................................	$0.00
(x)to make any required deposit in the Cash Collateral Account..	$0.00
(xi)to make any required deposit to the Reserve Account ....................................	$0.00
(cc)The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal to.....................................................................................................................	$37,803,091.80
(dd)The Principal Allocation Percentage is equal to .............................................................................	87.13%
(ee)The total amount to be distributed to Class A Certificateholders on
such Distribution Date in payment of principal is equal to..........................................................	$0.00
(ff)The total amount to be distributed to Class B Certificateholders on
such Distribution Date in payment of principal is equal to..........................................................	$0.00
(gg)The amount of Class A Investor Charge-Offs for such Distribution
Date is equal to.............................................................................................................................................	$0.00
(hh)The total amount of reimbursements of Class A Investor Charge-Offs
for such Distribution Date is equal to..................................................................................................	$0.00
(ii)The amount of Class B Investor Charge-Offs and other reductions in
the Class B Invested Amount for such Distribution Date is equal to......................................	$0.00
(jj)The total amount of reimbursements of Class B Investor Charge-Offs
for such Distribution Date is equal to....................................................................................................	$0.00
of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date	$46,100,000.00
2. Available Collateral Invested Amount as of the end of the Distribution Date	$80,036,239.78
6. Allocable Servicing Fee paid for the Distribution Date

Household Finance Corporation
Household Card Funding Corp.	October 31, 2000
Household Credit Card Master Trust I , Series 1998-1	November 15, 2000

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest	$5.783333406
2. Principal distribution per $1,000 interest	$0.000000000
3. Interest distribution per $1,000 interest	$5.783333406
B. Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
(a) One-month LIBOR	6.620000000%
(b) Spread	0.3200%
(c) Class B Certificate Rate	6.940000000%
2. Beginning Invested Amount	$46,100,000.00
3. Days in Interest Period	30
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections	$2,083,777,324.81
(b) Collections of Finance Charge and Administrative Receivables	$124,184,911.94
(c) Collections of Principal	$1,959,592,412.87
2. Allocation of Receivables
(a) Class B Invested Percentage	4.75%
(b) Principal Allocation Percentage	87.13%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days	$192,671,522.21
% of Gross Receivables	2.89%
(b) Delinquent 30 - 59 days	$75,118,988.79
% of Gross Receivables	1.13%
(c) Delinquent 60+ days	$156,859,969.81
% of Gross Receivables	2.36%
4. Class B Investor Default Amount	$207,647.81
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if any, for the Distribution Date	$0.00
(b) The amount of Item 5.(a) per $1,000 interest	$0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs	$0.00
(d) The amount of Item 5.(c) per $1,000 interest	$0.00
(e) The amount, if any, by which the outstanding principal balance of the	$0.00
Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of the Distribution Date	$0.00
(b) Available Cash Collateral Amount as a percent of the Class B	0.00%
Invested Amount, each at the end of the Distribution Date
7. Available Collateral Invested Amount	$80,036,239.78
8. Deficit Controlled Accumulation Amount for the Distribution Date	$0.00
D.Class B Pool Factor	$1.000000000
E. Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period	$6,513,025,256.22
2. Finance Charge and Administrative Receivables as of the last day	$147,673,094.01
of the preceding Due Period